Exhibit 99.1

  Network Engines Announces Financial Results for the Third Quarter
                            of Fiscal 2007

    CANTON, Mass.--(BUSINESS WIRE)--Aug. 2, 2007--Network Engines, Inc. (NASDAQ: NENG), a leading provider of storage and security server appliance products and services, today reported financial results for its fiscal third quarter ended June 30, 2007.

    Third Quarter Financial Performance

    -- Net revenues of $28.0 million in line with guidance of $27 million to $30 million, compared to $32.0 million in the fiscal third quarter of 2006.

    -- Gross profit of 19.0 percent of net revenues in line with guidance of 18 to 19 percent compared to 16.8 percent in the fiscal third quarter of 2006.

    -- Operating expenses of $5.4 million, including $560,000 of stock-based compensation expense, below guidance of $6.1 to $6.4 million. Operating expenses compared to $6.9 million, which included $716,000 of stock-based compensation in fiscal third quarter of 2006.

    -- Net income on a GAAP basis was $416,000, or $0.01 per share, which included $604,000 of stock-based compensation charges, better than the guided range of net loss of $(300,000) to net income of $100,000. The net income on a GAAP basis compared to a net loss of $(1.1) million, or $(0.03) per share, in the third fiscal quarter of 2006.

    -- Non-GAAP net income, which excludes the stock-based compensation expenses, was $1.0 million, or $0.02 per share, exceeding guidance of between $350,000 and $750,000. The non-GAAP net income compared to a non-GAAP net loss of $(334,000), or $(0.01) per share, in the fiscal third quarter of 2006.

    --  Cash, cash equivalents and short-term investments totaled
        $40.1 million at the close of the quarter, compared to $38.7 million at the end of March 2007 and exceeded the guidance of $36 million to $38 million.

    EMC comprised 81% of total revenues during the fiscal third quarter, unchanged compared to the year-ago quarter, with revenues from other customers representing $5.3 million in the 2007 quarter compared to $6.2 million in the year-ago quarter. Revenues from Network Intelligence are now being included under EMC revenues since its acquisition by EMC in September 2006. Excluding Network Intelligence revenues from the year-ago quarter, revenues from other customers grew 10% during the fiscal third quarter of 2007. This growth was driven by an increase of revenue from new customer design wins secured in the first half of fiscal 2007, which includes ongoing service of Microsoft Whale customers.

    "I am pleased that Network Engines reported a profitable third quarter as the Company continued to make progress in the core elements of our long-term strategy," commented Greg Shortell, President and Chief Executive Officer of Network Engines. "While we are not satisfied that overall revenues were lower compared with the prior year, our efforts to diversify our customer base increased revenues from non-EMC customers by 10% when excluding Network Intelligence revenues from the year-ago quarter. Our progress this quarter in this respect was due primarily to the integration of new design wins that we secured earlier in the year. As importantly, we closely managed expenses while making the necessary investments in our business, which led to our second consecutive quarter of GAAP profitably and the generation of $1.4 million in cash."

    Operational Highlights

    Recent accomplishments include:

    -- Introduced enhancements to our Network Engines Web-based Services - NEWS - appliance management framework with the release of NEWS 2.1 that improved the functionality, manageability and deployment of Network Engines appliances

    -- Announced the ACE Linux program, which allows Linux appliance customers to deliver more secure appliances with lower development costs and a faster time to market

    --  Announced that NEWS is now available for ACE Linux customers

    -- Initiated shipment of EMC's recently announced Generation 4 LP Centera product

    -- Launched two new products, the NS-IAG 1000 and NS-IAG 5000, to support Microsoft Intelligent Application Gateway (IAG) customers across a wider range of markets

    "During the quarter, we continued to execute our growth strategy of diversifying our customer base through new account acquisition, integrating new technologies into our appliances, and making the necessary investments in our business," continued Shortell. "In line with our strategy, we are integrating new customer design wins secured earlier in the year, which began to contribute to revenues, and are on track with our customer acquisition objectives for the second half of the year. We also launched new technologies for our appliances including Linux and the latest versions of NEWS to provide value-add to existing clients while attracting a wider potential universe of customers. Most recently, we launched two new IAG platforms to support Microsoft IAG customers across a broader range of markets."

    "Looking forward, we are confident that we have the right strategy in place, which will enable us to achieve long term growth, sustained profitability and ultimately increased shareholder value," concluded Shortell.

    Business Outlook

    Network Engines currently anticipates the following results for its fiscal 2007 fourth quarter ending September 30, 2007, based on current forecasts from certain partners and historical and seasonal trends.

    --  Net revenues in the range of $28 million to $31 million

    -- Gross profit in the range of 18 percent to 19 percent of net revenues

    -- Operating expenses between $5.6 million and $5.9 million, including an estimated $560,000 of stock-based compensation expense

    -- Net income on a GAAP basis between $200,000 and $600,000 including an estimated $600,000 stock-based compensation expense

    -- Net income on a non-GAAP basis, which excludes the estimated stock-based compensation, between $800,000 and $1.2 million

    -- Cash, cash equivalents and short-term investments of between $38 million and $40 million

    "Our guidance for the September quarter reflects current forecasts from our OEM partners and the time required for new design wins to gain traction," stated Doug Bryant, Chief Financial Officer. "We will continue to manage our operating expenses while making the appropriate strategic investments in our business to support and grow future profitability."

    Important Information About Non-GAAP References

    References by Network Engines, Inc. (the "Company") to non-GAAP net income or loss and non-GAAP per share information refer to net income or loss or per share information excluding stock-based compensation expense and restructuring charges. GAAP requires that these expenses and charges be included in determining net income or loss and per share information. The Company's management uses non-GAAP operating expenses, and associated non-GAAP net income or loss (which is the basis for non-GAAP per share information) to make operational and investment decisions, and the Company believes that they are among several useful measures for an enhanced understanding of our operating results for a number of reasons.

    First, although the Company undertakes analyses to ensure that its stock-based compensation grants are in line with peer companies and do not unduly dilute shareholders, the Company allocates grants and measures them at the corporate level. Second, management excludes their financial statement effect when planning or measuring the periodic financial performance of the Company's functional organizations since they are episodic in nature and unrelated to our core operating metrics. In addition, the Company's management excludes the financial statement effect of these items in evaluating and compensating employees due to the fact that it is difficult to forecast these expenses. Lastly, we believe that providing non-GAAP per share information affords investors a view of results that may be more easily compared to peer companies and enables investors to consider the Company's results on both a GAAP and non-GAAP basis in periods when the Company is undertaking non-recurring activities.

    The Company believes these non-GAAP measures will aid investors' overall understanding of the Company's results by providing a higher degree of transparency for certain expenses, and providing a level of disclosure that will help investors understand how the Company plans and measures its own business. However, non-GAAP net income or loss should be construed neither as an alternative to GAAP net loss or net loss per share as an indicator of our operating performance nor as a substitute for cash flow from operations as a measure of liquidity because the items excluded from the non-GAAP measures often have a material impact on the Company's results of operations. Therefore, management uses, and investors should use, non-GAAP measures only in conjunction with our reported GAAP results.

    Conference Call Details

    In conjunction with this announcement, Network Engines management will conduct a conference call at 10:00 a.m. (ET) today to discuss the Company's operating performance and financial outlook. The conference call will be available live via the Internet by accessing Network Engines' web site at www.networkengines.com. Please go to the web site at least fifteen minutes prior to the call to register, download and install any necessary audio software.

    To listen to the conference call via phone, please dial (347) 284-6930 and reference "Network Engines." For those who cannot access the live broadcast, a replay will be available by dialing (719) 457-0820 or (888) 203-1112 and entering "3724984" from two hours after the end of the call until 11:59 p.m. (ET) on August 9, 2007. The replay will also be available at the Network Engines web site.

    About Network Engines

    Network Engines appliances ease deployment and enhance the manageability and security of mission-critical software applications. Our heritage of providing product and service technologies tailored to support the entire lifecycle of our customers' appliances has made us the appliance partner of choice for software market leaders.

    Founded in 1997, Network Engines is headquartered in Canton,
Massachusetts, and trades on the NASDAQ exchange under the symbol
NENG. For more information about the company's products and services, visit www.networkengines.com.

    Safe Harbor for Forward-Looking Statements

    Statements in this press release regarding the Company's future financial performance, including statements regarding future net revenues, gross profits, operating expenses including stock-based compensation expenses, net income (loss), non-GAAP net income (loss), and cash, cash equivalents and short-term investments position and any other statements about Network Engines' management's future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company's actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including those factors contained in the Company's most recent Annual Report on Form 10-K for the year ended September 30, 2006 and the most recent Form 10-Q for the quarter ended March 31, 2007 under the section "Risk Factors" as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Forward-looking statements include statements regarding the Company's expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. The Company assumes no obligations to update the information included in this press release.

    Network Engines and the Network Engines logo are trademarks of Network Engines, Inc. All other trademarks are the property of their respective holders.



                         Network Engines, Inc
           Condensed Consolidated Statements of Operations
                (in thousands, except per share data)
                             (unaudited)

                                  Three Months Ended Nine Months Ended
                                  ------------------ -----------------
                                  June 30,  June 30, June 30, June 30,
                                    2007      2006     2007     2006
                                  --------- -------- -------- --------


Net revenues                      $ 27,998  $32,048  $84,541  $87,353
Cost of revenues                    22,683   26,664   67,902   72,977
                                  --------- -------- -------- --------

  Gross profit                       5,315    5,384   16,639   14,376
                                  --------- -------- -------- --------

Operating expenses:
  Research and development           2,226    1,986    6,629    6,188
  Selling and marketing              1,323    2,949    4,863    8,539
  General and administrative         1,858    1,979    5,873    5,973
                                  --------- -------- -------- --------

    Total operating expenses         5,407    6,914   17,365   20,700
                                  --------- -------- -------- --------

Income (loss) from operations          (92)  (1,530)    (726)  (6,324)
Interest and other income, net         524      425    1,433    1,135
                                  --------- -------- -------- --------

Net income (loss) before income
 taxes                            $    432  $(1,105) $   707  $(5,189)
Provision for income taxes              16        -       39        -
                                  --------- -------- -------- --------

Net income (loss)                 $    416  $(1,105) $   668  $(5,189)
                                  ========= ======== ======== ========

Net income (loss) per share -
 basic and diluted                $   0.01  $ (0.03) $  0.02  $ (0.14)
                                  ========= ======== ======== ========

Shares used in computing basic
 net income (loss) per share        40,871   38,218   40,517   38,023

Shares used in computing diluted
 net income (loss) per share        41,270   38,218   41,208   38,023


The amounts in the table above include employee stock-based compensation as follows (in thousands):

                                  Three Months Ended Nine Months Ended
                                  ------------------ -----------------
                                  June 30,  June 30, June 30, June 30,
                                    2007      2006     2007     2006
                                  --------- -------- -------- --------

    Cost of revenues              $     44  $    55  $   124  $   141
    Research and development           297      297      877      835
    Selling and marketing               76      205      243      614
    General and administrative         187      214      620      553
                                  --------- -------- -------- --------

                                  $    604  $   771  $ 1,864  $ 2,143
                                  ========= ======== ======== ========


                        Network Engines, Inc.
           Non-GAAP Financial Measures and Reconciliations
                (in thousands, except per share data)
                             (unaudited)

                                  Three Months Ended Nine Months Ended
                                  ------------------ -----------------
                                  June 30,  June 30, June 30, June 30,
                                    2007      2006     2007     2006
                                  --------- -------- -------- --------


GAAP net income (loss)            $    416  $(1,105) $   668  $(5,189)
  Stock-based compensation             604      771    1,864    2,143
                                  --------- -------- -------- --------

Non-GAAP net income (loss)        $  1,020  $  (334) $ 2,532  $(3,046)
                                  ========= ======== ======== ========

GAAP basic and diluted net income
 (loss) per share                 $   0.01  $ (0.03) $  0.02  $ (0.14)
  Stock-based compensation            0.01     0.02     0.04     0.06
                                  --------- -------- -------- --------

Non-GAAP basic and diluted net
 income (loss) per share          $   0.02  $ (0.01) $  0.06  $ (0.08)
                                  ========= ======== ======== ========

Shares used in computing GAAP and
 non-GAAP basic net income (loss)
 per share                          40,871   38,218   40,517   38,023

Shares used in computing GAAP and
 non-GAAP diluted net income
 (loss) per share                   41,270   38,218   41,208   38,023




                        Network Engines, Inc.
                Condensed Consolidated Balance Sheets
                            (in thousands)
                             (unaudited)

                                              June 30,   September 30,
                                                2007         2006
                                            ------------ -------------

ASSETS

Current assets:

  Cash and cash equivalents                 $    14,696  $      8,014
  Short-term investments                         25,402        24,804
  Restricted cash                                   247            47
  Accounts receivable, net                       16,393        17,178
  Inventories                                    12,160         8,445
  Prepaid expenses and other current assets         986         1,460
                                            ------------ -------------

  Total current assets                           69,884        59,948

Property and equipment, net                       1,129         1,093
Other assets                                        102            20

                                            ------------ -------------

    Total assets                            $    71,115  $     61,061
                                            ============ =============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

   Accounts payable                         $     8,782  $      7,047
   Accrued liabilities                            4,895         3,942
   Capital lease payable                             20            19
   Deferred revenue                               3,204         1,049
                                            ------------ -------------

  Total current liabilities                      16,901        12,057

Capital lease payable                                45            60
Deferred revenue                                  1,255           541
                                            ------------ -------------

    Total liabilities                            18,201        12,658
                                            ------------ -------------

Stockholders' equity:
  Common stock                                      435           418
  Treasury stock                                 (2,838)       (2,838)
  Additional paid-in capital                    186,246       182,420
  Accumulated deficit                          (130,929)     (131,597)
                                            ------------ -------------

  Total stockholders' equity                     52,914        48,403

                                            ------------ -------------

    Total liabilities and stockholders'
     equity                                 $    71,115  $     61,061
                                            ============ =============

    CONTACT: Financial Dynamics
             Bob Joyce or Peter Schmidt, + 1-212-850-5600